Principal Funds, Inc.
Supplement dated January 31, 2022
to the Statement of Additional Information dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Investment Advisors, replace the section for DDJ Capital Management, LLC with the following:

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a private Massachusetts limited liability company that is wholly-owned by Polen Capital Management, LLC. Polen Capital Management, LLC, which controls DDJ, is controlled by its Management Committee, which comprises Stan C. Moss, CEO, Daniel Davidowitz, Portfolio Manager and Analyst, and Damon Ficklin, Head of Team, Portfolio Manager and Analyst. The Management Committee is controlled by Messrs. Moss and Davidowitz.

Fund(s):	a portion of the assets of Global Diversified Income and a portion of the assets of High Income

Effective on or about February 7, 2022, change the name and related defined terms of DDJ Capital Management, LLC (“DDJ”) to the following:
Polen U.S. High Yield, LLC (“Polen USHY”, f/k/a DDJ Capital Management, LLC)